UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2010


TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)


Nevada

000-28323

98-0368586
(State or Other Jurisdiction of
Incorporation)

(Commission File Number)

(I.R.S. Employer
Identification Number)

Tire International Environmental Solutions, Inc.
1530 9th Avenue SE.,
Calgary, Albera
Canada T2G 0T7
(Address of principal executive offices)

(403) 693-8000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.


__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


Item 1.01 - Entry into a Material Definitive Agreement

Tire International Environmental Solutions, Inc. has signed a Letter of Intent Agreement (the "LOI Agreement") with USS
Real Estate, a division of United States Steel Corporation, for the acquisition of 35.33 acres of industrial property in the Keystone Industrial Port Complex ("KIPC"), located in
Falls Township, Bucks County, Pennsylvania. The initial purchase price for the land, estimated at $4,416,250 (roughly $125,000 per acre) has been secured by a down payment made by the Company. The LOI Agreement with USS Real Estate now allows the Company to begin the process of proceeding forth with due diligence, including environmental review and furthering its plans to use the industrial property to construct a state-of-the-art, waste to value, tire recycling facility at the KIPC, which, when completed, will enable the Company to recycle waste tires of nearly every type known from passenger to large industrial, and produce a high quality finished consumer product made from virgin recycled rubber.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC. (Registrant)

Date:	August 24, 2010



Dean Petkanas
Acting Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIRE INTERNATIONAL ENVIRONMENTAL SOLUTIONS, INC.

August 24, 2010

By: /s/ Dean Petkanas
Dean Petkanas
Acting Chief Financial Officer